Exhibit 10.2

AMENDMENT NO. 4
TO AMENDED AND RESTATED ABL CREDIT AGREEMENT
AMENDMENT NO. 4 TO AMENDED AND RESTATED ABL CREDIT AGREEMENT, dated September 26, 2023 (this “Amendment No. 4”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent and Collateral Agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), COFFEYVILLE RESOURCES REFINING & MARKETING, LLC, a Delaware limited liability company (“Refining LLC”), CVR REFINING, LLC, a Delaware limited liability company (“CVR LLC”), COFFEYVILLE RESOURCES PIPELINE, LLC, a Delaware limited liability company (“Pipeline LLC”), COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC, a Delaware limited liability company (“Transportation LLC”), COFFEYVILLE RESOURCES TERMINAL, LLC, a Delaware limited liability company (“Terminal LLC”), WYNNEWOOD ENERGY COMPANY, LLC, a Delaware limited liability company (“Wynnewood Energy”), WYNNEWOOD REFINING COMPANY, LLC, a Delaware limited liability company (“Wynnewood Refining”), CVR RENEWABLES, LLC, a Delaware limited liability company (“Renewables LLC”), COMMON ASSETS HOLDCO, LLC, a Delaware limited liability company (“CAH”), CVR COMMON ASSETS CVL, LLC, a Delaware limited liability company (“CVL”), CVR COMMON ASSETS WYN, LLC, a Delaware limited liability company (“WYN”), COMMON SERVICES HOLDCO, LLC, a Delaware limited liability company (“CSH”), CVR COMMON SERVICES, LLC, a Delaware limited liability company (“Common Services”), RENEWABLE ASSETS HOLDCO, LLC, a Delaware limited liability company (“RAH”), CVR RENEWABLES CVL, LLC , a Delaware limited liability company (“Renewables CVL”), CVR RENEWABLES WYN, LLC, a Delaware limited liability company (“Renewables WYN”), CVR SUPPLY & TRADING, LLC, a Delaware limited liability company (“Trading”), CVR REFINING CVL, LLC, a Delaware limited liability company (“Refining CVL”), CVR REFINING WYN, LLC, a Delaware limited liability company (“Refining WYN”), CVR CHC, LP, a Delaware limited partnership (“CHC”), CVR RHC, LP, a Delaware limited partnership (“RHC”), CVR FHC, LP, a Delaware limited partnership (“FHC” and, together with Refining LLC, CVR LLC, Pipeline LLC, Transportation LLC, Terminal LLC, Wynnewood Energy, Wynnewood Refining, Renewables LLC, CAH, CVL, WYN, CSH, Common Services, RAH, Renewables CVL, Renewables WYN, Trading, Refining CVL, Refining WYN, CHC and RHC, each individually a “Borrower” and, collectively, “Borrowers”) and CVR REFINING, LP, a Delaware limited partnership (“CVR LP”, and together with and any other Person that at any time after the date hereof becomes a Guarantor, each individually a “Guarantor” and, collectively, “Guarantors”).
W I T N E S S E T H :
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated ABL Credit Agreement, dated as of December 20, 2012, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated ABL Credit Agreement, dated November 14, 2017, Amendment No. 2 to Amended and Restated ABL Credit Agreement, dated December 23, 2019 and Amendment No. 3 to Amended and Restated ABL Credit Agreement, dated June 30, 2022 (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Credit Documents;
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein; and
WHEREAS, by this Amendment No. 4, Agent and Lenders are willing to agree to such amendments subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Definitions.
(a)    Additional Definitions. As used herein, the term “Amendment No. 4” shall mean Amendment No. 4 to Amended and Restated ABL Credit Agreement, dated September 26, 2023, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Credit Agreement and the other Credit Documents shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.
(b)    Amendments to Definitions.
(i)     The definition of “Intermediation Agreement” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
    “Intermediation Agreement” means (a) prior to January 1, 2024, the Second Amended and Restated Crude Oil Supply Agreement, dated as of August 4, 2021, between CVR Supply & Trading, LLC, a Delaware limited liability company (“Trading”, as assignee from Refining LLC), on the one hand, and Vitol, Inc., on the other hand, as such agreement may be amended or amended and restated from time to time, and (b) from and after January 1, 2024, the Crude Oil Supply Agreement, entered into and effective as of January 1, 2024, between Trading, on the one hand, and Gunvor USA LLC, on the other hand, as such agreement may be amended, amended and restated, replaced or restructured from time to time (but if entered into with a supplier other than Gunvor USA LLC, only with the prior consent of the Agent).
(c)    Interpretation. For purposes of this Amendment No. 4, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 4.
2.    Representations and Warranties. Each Borrower and each Guarantor represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)    no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 4;
(b)    this Amendment No. 4 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 4, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and each Guarantor which is a party hereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c)    the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and each Guarantor’s corporate or limited company powers, as applicable, and (ii) are not in contravention of law or the terms of any Borrower’s or any Guarantor’s certificate or articles of incorporation of formation, by laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or any Guarantor is a party or by which any Borrower or any Guarantor or its property are bound; and
(d)    all of the representations and warranties set forth in the Credit Agreement and the other Credit Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on any such date).
3.    Conditions Precedent. This Amendment No. 4 shall be effective only upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:
(e)    Agent shall have received counterparts of this Amendment No. 4, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders; and
(f)    no Default or Event of Default shall exist or have occurred and be continuing, as of the date of this Amendment No. 4.
4.    Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Documents are intended or implied, and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and no Borrower shall be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 4 or with respect to the subject matter of this Amendment No. 4. To the extent of conflict between the terms of this Amendment No. 4 and the other Credit Documents, the terms of this Amendment No. 4 shall control. The Credit Agreement and this Amendment No. 4 shall be read and construed as one agreement.

5.    Governing Law. The validity, interpretation and enforcement of this Amendment No. 4 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York.
6.    Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
7.    Entire Agreement. This Amendment No. 4 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
8.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 4.
9. Counterparts. This Amendment No. 4, any documents executed in connection herewith and any notices delivered under this Amendment No. 4, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 4 or on any notice delivered to Agent under this Amendment No. 4. This Amendment No. 4 and any notices delivered under this Amendment No. 4 may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 4 and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Amendment No. 4 or notice.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Agent and a
Lender

By:_/s/ Christopher M. Waterstreet
Name: Christopher M. Waterstreet
Title: V.P.

[Signature Page to Amendment No. 4 to A&R ABL Credit Agreement]

BORROWERS:

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR REFINING, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

COFFEYVILLE RESOURCES PIPELINE, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

COFFEYVILLE RESOURCES TERMINAL, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Amendment No. 4 to A&R ABL Credit Agreement

WYNNEWOOD ENERGY COMPANY, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

WYNNEWOOD REFINING COMPANY, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR RENEWABLES, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

COMMON ASSETS HOLDCO, LLC
CVR COMMON ASSETS CVL, LLC
CVR COMMON ASSETS WYN, LLC
COMMON SERVICES HOLDCO, LLC
CVR COMMON SERVICES, LLC
RENEWABLE ASSETS HOLDCO, LLC
CVR RENEWABLES CVL, LLC
CVR RENEWABLES WYN, LLC
CVR SUPPLY & TRADING, LLC
CVR REFINING CVL, LLC
CVR REFINING WYN, LLC

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Amendment No. 4 to A&R ABL Credit Agreement

CVR CHC, LP
By: CHC GP, LLC, its general partner

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR RHC, LP
By: RHC GP, LLC, its general partner

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR FHC, LP
By: FHC GP, LLC, its general partner

By: /s/ Dane J. Neumann
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

GUARANTORS:
CVR REFINING, LP
By: CVR Refining GP, LLC, its general partner

By: /s/ Dane J. Neumann________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Amendment No. 4 to A&R ABL Credit Agreement

Citibank, N.A., as a Lender
By: /s/ Gabe Juarez
Name: Gabe Juarez
Title: Vice President

[Signature Page to Amendment No. 4 to A&R ABL Credit Agreement- CVR]

Barclays Bank PLC, as a Lender
By: /s/ Koruthu Mathew
Name: Koruthu Mathew
Title:_ VP

Amendment No. 4 to A&R ABL Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ John R. LePage_____
Name: John R. LePage
Title: Vice President

[Signature Page to Amendment No. 4 to A&R ABL Credit Agreement – CVR]

BMO Bank N.A., as a Lender
By: /s/ Dan Duffy
Name: Dan Duffy
Title: Director

[Signature Page to Amendment No. 4 to A&R ABL Credit Agreement – CVR]

Zions Bancorporation, N.A. dba Amegy Bank, as a Lender
By: /s/ Cameron Burns
Name: Cameron Burns
Title: Vice President

[Signature Page to Amendment No. 4 to A&R ABL Credit Agreement – CVR]